UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 19, 2022

SOUTHWEST GAS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37976	81-3881866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8360 S. Durango Drive
Post Office Box 98510
    Las Vegas, Nevada         89193-8510
     (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code: (702) 876‑7237

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Southwest Gas Holdings, Inc. Common Stock, $1 Par Value	SWX	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).     Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the “Annual Meeting”) of Southwest Gas Holdings, Inc. (the “Company”) was held on May 19, 2022. Holders of approximately 48,188,200 shares of common stock, $1 par value per share, of the Company were represented in person or by proxy. At the Annual Meeting, the Company’s stockholders (i) elected each of the persons listed below to serve as a director of the Company for a term that will continue until the next Annual Meeting of Stockholders or until his or her successor has been duly elected and qualified or the director’s earlier resignation, death, or removal, (ii) approved, on a non-binding, advisory basis, the Company’s executive compensation, and (iii) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2022. The following tables present the final results of voting on each of the matters submitted to a vote at the Annual Meeting:

Proposal 1. The election of directors.

Name	For	Withhold	Broker Non-Votes
Robert L. Boughner*	44,505,315	2,803,364	879,521
José A. Cárdenas	46,201,263	1,107,416	879,521
E. Renae Conley	46,419,629	889,050	879,521
Jane Lewis-Raymond	46,263,178	1,045,501	879,521
Anne L. Mariucci	46,040,871	1,267,808	879,521
Carlos A. Ruisanchez	46,484,599	824,080	879,521
A. Randall Thoman	46,241,607	1,067,072	879,521
Thomas A. Thomas*	44,655,418	2,653,260	879,521
Leslie T. Thornton	46,358,140	950,539	879,521

* As previously announced, prior to the Annual Meeting, each of Robert L. Boughner and Thomas A. Thomas resigned from the Board of Directors of the Company, effective immediately following the Annual Meeting. As a result, all votes cast for the election of Messrs. Boughner and Thomas will be disregarded.

Proposal 2. Advisory vote to approve the Company's executive compensation.

For	Against	Abstain	Broker Non-Votes
41,976,045	4,488,742	843,892	879,521

Proposal 3. The ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for fiscal year 2022.

For	Against	Abstain
47,054,739	489,329	644,132

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST GAS HOLDINGS, INC.

May 24, 2022	/s/ Thomas E. Moran
Thomas E. Moran
Vice President/General Counsel/Corporate Secretary